ING PARTNERS, INC.

ING American Century Large Company Value Portfolio

(“Portfolio”)

Supplement dated March 6, 2009 to the Portfolio’s
Service Class (“S Class”) and, Adviser Class (“ADV Class) shares Prospectus,
Initial Class (“Class I”) shares Prospectus and the ADV Class,
Class I and Class S Statement of Additional Information
each dated April 28, 2008

On January 30, 2009, the Board of Directors of ING Partners, Inc. approved a proposal to reorganize ING American Century Large Company Value Portfolio (“Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING American Century Large Company Value	ING T. Rowe Price Equity Income

The proposed Reorganization is subject to approval by shareholders of ING American Century Large Company Value Portfolio.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place during the second quarter 2009, it is expected that the Reorganization will take place during the third quarter 2009. Shareholders of the Disappearing Fund will be notified if the Reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.